UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010 (January 26, 2010)

Debut Broadcasting
(Exact name of registrant as specified in its charter)

Nevada	000-50762	88-0417389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 16th Ave South, Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 886-0530

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2010 Steven Ludwig resigned as the Chief Executive Officer of Debut Broadcasting Corporation, Inc. (the “Company”). Mr. Ludwig left the Company to pursue other interests, which would preclude him from fulfilling the role and duties of Chief Executive Officer.  Mr. Ludwig resigned his position of Chief Executive Officer voluntarily.

On February 1, 2010 Robert Marquitz resigned as the Chairman of the Board of Directors of Debut Broadcasting Corporation.  Mr. Marquitz will continue to serve as a Director of the Company.  Mr. Marquitz resigned from his position as Chairman voluntarily in order to dedicate additional time and attention to the operations of Debut Broadcasting.  Mr. Marquitz has been appointed interim Secretary of the Debut Broadcasting Board of Directors.  Mr. Marquitz’ decision to resign was not the result of any disagreement or dispute with the management or Board of Directors of the Company.

On February 1, 2010, the Company appointed Ronald E. Heineman to serve as its Chief Executive Officer and Chairman of the board of directors.  Mr. Heineman, was formerly the CEO of Resolve Incorporated, ELS Inc and  General Employment Enterprises which are publically held companies.   Mr. Heineman is currently Managing Director of the Investment Fund, Riverfalls Financial Services, and has served on the board of directors with Debut Broadcasting and other public companies. In addition, he has served as Chief Restructuring Officer (CRO) and CEO of several of RiverFalls portfolio Companies. Mr Heineman has Bachelors and Masters degrees.

Mr. Heineman participates in the Company’s 2007 Stock Incentive Plan, as amended.

Item 7.01. Regulation FD Disclosure.

On February 1, 2010, the Company issued a press release announcing the resignation of  Mr. Ludwig and the appointment of  Mr. Heineman as the Company’s principal executive officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01      Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit 99.1  Press release of Debut Broadcasting Corporation, Inc., dated  February 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBUT BROADCASTING CORPORATION, INC.

	By:	/s/ Sariah Hopkins
Sariah Hopkins
Chief Financial Officer

Date: February 1, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Debut Broadcasting Corporation, Inc., dated February 1, 2010